Note 10 - Other Expenses	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of other operating expense [text block]
10	Other expenses

	2022	2021	2020

Intermediated Money Transaction Tax *	1,378	799	451
Solar evaluation cost	–	–	230
COVID-19 donations	–	74	1,322
Community and social responsibility cost	898	1,167	382
Impairment of property, plant and equipment - plant and equipment (note 17)	8,209	498	–
Impairment of exploration and evaluation assets – Connemara North and Glen Hume (note 18)	467	3,837	2,930
Expected credit losses on deferred consideration on the disposal of subsidiary	–	761	–
Bilboes pre-operational expenses (note 5)	830	–	–
	11,782	7,136	5,315
*

Intermediated Money Transfer Tax ("IMTT”) is tax chargeable in Zimbabwe on transfer of physical money, electronically or by any other means, between two or more persons. The presidential announcement made on May 7, 2022 increased the IMTT charges on all domestic foreign currency transfers from 2% to 4%,